Exhibit 99.1

Protalix BioTherapeutics to Present at Four Upcoming Conferences

CARMIEL, Israel, October 26, 2011 /PR Newswire/Protalix BioTherapeutics, Inc. (NYSE-AMEX:PLX, TASE:PLX), today announced that senior management will present at four upcoming conferences:

Ernst & Young Journey 2011 Conference
Wednesday, November 2, 2011 at 2:45 PM IDT
Topic: The Pfizer-Protalix Gaucher Collaboration – The Partners’ Point of View
Dr. David Aviezer, President & CEO
Hilton Hotel, Tel-Aviv, Israel

PDA-Parenteral Drug Association / FDA-Food and Drug Administration:
Adventitious Agents and Novel Cell Substrates Conference
Thursday, November 3, 2011 at 1:15-3:15 PM ET
Topic: Potential Safety and Quality Issues Related to Plants and Plant-Based Products
Dr. Yoseph Shaaltiel, Executive Vice President, R&D
Hilton Washington DC / Rockville Hotel & Executive Meeting Center, Rockville, MD, USA

Lazard Capital Markets 8th Annual Healthcare Conference
Wednesday, November 16, 2011 at 1:30 PM ET
Topic: Corporate Presentation
Mr. Yossi Maimon, CFO
Pierre Hotel, New York, NY, USA
A webcast of this presentation will be available at www.protalix.com on the event calendar page.   A replay will be archived and available after the conference for 30 days.

World Orphan Drug Congress
Thursday, December 1, 2011 at 10:10 AM CEST
Topic: Regulatory Expectations and Clinical Strategy for Treating Fabry Disease
Dr. David Aviezer, President & CEO
Crowne Plaza Hotel, Geneva, Switzerland

About Protalix

Protalix is a biopharmaceutical company focused on the development and commercialization of recombinant therapeutic proteins expressed through its proprietary plant cell based expression system, ProCellEx™.  Protalix’s unique expression system presents a proprietary method for developing recombinant proteins in a cost-effective, industrial-scale manner in an environment free of mammalian components and viruses.  Protalix’s lead compound, taliglucerase alfa, an enzyme replacement therapy for the treatment of Gaucher disease, completed Phase III development.  To date, marketing applications have been submitted for taliglucerase alfa in the United States, the European Union, Brazil, Israel and Australia.  Protalix’s development pipeline also includes the following product candidates: PRX-102, a modified version of the recombinant human alpha-GAL-A protein for the treatment of Fabry disease; PRX-105, a pegylated recombinant human acetylcholinesterase in development for several therapeutic and prophylactic indications, a biodefense program and an organophosphate-based pesticide treatment program; an orally-delivered glucocerebrosidase enzyme that is naturally encased in carrot cells, also for the treatment of Gaucher disease; pr-antiTNF, a similar plant cell version of etanercept (Enbrel™) for the treatment of certain immune diseases such as rheumatoid arthritis, juvenile idiopathic arthritis, ankylosing spondylitis, psoriatic arthritis and plaque psoriasis; and others.  Protalix’s new drug application (NDA) for taliglucerase alfa has been accepted by the U.S. Food and Drug Administration (FDA) and granted a Prescription Drug User Fee Act (PDUFA) action date of February 1, 2012.

Forward Looking Statements

To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  The terms “anticipate,” “believe,” “estimate,” “expect” and “intend” and other words or phrases of similar import are intended to identify forward-looking statements.  These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made.  These statements are based on our current beliefs and expectations as to such future outcomes.  The statements in this release are valid only as of the date hereof and we disclaim any obligation to update this information.

Investor Contact

Marcy Nanus
The Trout Group, LLC
646-378-2927
mnanus@troutgroup.com

Media Contact

Jennifer Conrad or Douglas MacDougall
MacDougall Biomedical Communications
781-235-3060
jconrad@macbiocom.com